PDL®

UBS

Global Healthcare Conference

May 21, 2019

PDL BioPharma, Inc.

Nasdaq: PDLI

PDL.com

Forward-Looking Statements

This presentation contains forward-looking statements including PDL's expectations with respect to its future royalty revenues, expenses, net income and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- Our ability to realize the benefits of our investments in Evofem Biosciences, Inc., Noden Pharma DAC and LENSAR, Inc. and our income generating assets;
- Risks related to the commercialization of our products or those of our counterparties, including but not limited to, competition from other products (including generic products), compliance with laws and regulatory requirements, pricing, intellectual property rights, reliance on a third party for commercialization of our authorized generic product, standards of care as they apply to the use of our products, unexpected changes to tax, import or export rules;
- Our reliance on third-party manufacturers who may not perform as expected;
- The productivity of acquired income generating assets may not fulfill our revenue forecasts and, if secured by collateral, we may be under-secured and unable to recuperate our capital expenditures in the transaction;
- Failure to obtain or maintain regulatory approvals relating to our products and those underlying certain of investments and income generating assets;
- Failure to acquire additional products or other sources of revenues sufficient to continue operations;
- Competitive or market pressures on our products, licensees, borrowers and royalty counterparties;
- Changes in any of the assumptions on which PDL's projected revenues are based;
- Changes in foreign currency exchange rates;
- Positive or negative results in PDL's attempt to license or acquire products or income generating assets;
- Our ability to utilize our net operating loss carryforwards and certain other tax attributes;
- The outcome of litigation or disputes, including potential product liability; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investor Relations" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

PDL's Mission

Improve the lives of patients and create value for our shareholders and our people

by applying our capital and expertise

for the successful development and commercialization of innovative therapeutics by our partner companies.

PDL's Strategy

We deliver on our Mission
by entering into strategic transactions
involving innovative late clinical-stage
or early commercial-stage therapeutics
with attractive revenue growth potential.

What We Are Looking For?

- Seeking biotech and pharma assets that can benefit from accessing our capital and expertise
  - Differentiated commercial-stage products and/or companies
  - Innovative late development-stage assets
  - High-quality, collaborative teams we can build on
- Focus on strategic therapy areas
  - Targeting underserved categories and/or areas of high unmet need
  - Ability to compete commercially with focused sales teams
  - Avoid ultra competitive, overpriced therapeutic spaces
  - Plan to focus on a limited number of therapeutic spaces over time
- Geographically, our preference is to focus on the U.S. market
- Seeking structures that enable attractive returns and the opportunity to be actively engaged

PDL®

Our Strengths in the Competition for Assets

- Strong, liquid balance sheet that can be quickly deployed
  - $366 million in cash at 3/31/19
  - $376 million in royalty rights assets (fair value at 3/31/19) expected to generate $550+ million in cash flows through 2026
- Expertise in sourcing and evaluating opportunities, consummating deals
  - Broad network of external advisors to complement our in-house expertise
- Deep commercialization experience in leading businesses on the path to growth and profitability
  - Provides credibility when seeking to be actively involved
- Speed and flexibility in negotiating optimal deal structures for all parties involved
  - Considering business and/or asset acquisitions, licensing deals, joint ventures, and strategic equity investments

We have a robust number of potential targets under evaluation.

PDL

Leadership with Established Track Record

Each member of the executive team brings to PDL
20-35 years of relevant biotech, pharmaceutical and medtech experience.

Executive Management

Dominique Monnet, President & CEO

Peter Garcia, CFO

Chris Stone, General Counsel

Jill Jene, Ph.D., VP, Business Dev.

Alan Markey, CEO, Noden Pharma

Nick Curtis, CEO, LENSAR

Capabilities & Accomplishments

- >$1 billion in completed transactions
- Commercial product launches and growth in the U.S. and internationally
- Business creation and turnarounds
- Strong corporate governance
- Deep cross-functional expertise
- Entrepreneurial, value-creation culture

PDL

PDL's Strategic Portfolio

Our portfolio of assets reflects the transition of our strategy from royalty and debt deals to actively managed strategic transactions.

Our strategic portfolio includes:

- **Evofem Biosciences** – Equity investment in Nasdaq-listed, clinical-stage women's health company developing products based on its Multipurpose Vaginal pH Regulator™ (MVP-R) gel technology.
  - Expected to file in 4Q-2019 for U.S. FDA approval for its lead MVP-R product candidate, Amphora®, an on-demand, non-hormonal contraceptive
  - Board seat if 2nd tranche is exercised
- **LENSAR** ® – Innovation leader with its LENSAR® Laser System, the only femtosecond laser built specifically for refractive cataract surgery. Serves the world's highest-volume surgical procedure with market leading technology. Strong growth potential. 95% owned
- **Noden Pharma** – Specialty pharma company based in Ireland. Commercializes Tekturna® and Authorized Generic (U.S.) and Rasilez® (ex-U.S.) for the management of hypertension. Profitable business. Wholly owned

Our legacy portfolio of royalty deals is generating significant cash flows. It may also be opportunistically monetized to fund strategic transactions.

PDL

PDL®

EVOFEM

BIOSCIENCES®

Evofem Biosciences at a Glance

EVOFEM BIOSCIENCES®

A Clinical Stage Biopharmaceutical Company

committed to developing and commercializing innovative products to address unmet needs in women's sexual and reproductive health



Multipurpose Vaginal pH Regulator™ (MVP-R) gel technology

- Non-hormonal, acid-buffering MVP-R vaginal gel with bio-adhesive properties
- Designed to maintain a natural acidic vaginal pH of 3.5 to 4.5, inhibiting motility and preventing survival of spermatozoa
- Acidic environments are inhospitable to microbes such as chlamydia and gonorrhea

Core focus: developing Amphora®, Evofem's MVP-R product, for the prevention of pregnancy and the prevention of chlamydia

- Evofem's analysis confirms Amphora met the pre-specified primary endpoint in its large Phase 3 clinical trial for prevention of pregnancy, AMPOWER, and therefore the company believes it to be an approvable asset
- 16M women say they do not want to get pregnant, but are doing nothing to prevent it from happening[1]
- 1M women = $1B market opportunity[2]

Sources:
1. Derived from NCHS Data Brief No. 173_December 2014 and the 2018 Guttmacher Contraceptive Use in the US Report – July 2018.
2. Evofem estimate.

PDL

Rationale for Our Investment in Evofem

Fits PDL strategic focus:

- Women's health is an underserved area of strategic interest, with significant unmet needs
- Evofem is led by a talented, highly experienced team
- Amphora® is a novel product with significant near-term commercial potential:
  - Late-stage product with expected approval and launch in 1H-2020
  - Large addressable market and favorable access under ACA
  - Opportunity for broader use through label expansion
- Structure of the transaction serves well the needs of Evofem and PDL
  - Opportunity for PDL to take an active role and contribute our expertise, including board seat and board observer

PDL

Evofem: Terms of Transaction

- Potential total investment of $60 million by PDL
- 1st tranche of $30 million closed on April 11th
  - ~6.67 million shares of Evofem, plus
  - ~1.67 million common stock warrants of Evofem priced at $6.38 per share
- 2nd tranche decision on or before June 10th
  - Same per share terms as 1st tranche
  - $30 million from PDL, should we exercise our right
  - $10 million each from current shareholders Woodford Investment Management and Invesco Asset Management

PDL

PDL®

LENSAR®

CATARACT LASER WITH AUGMENTED REALITY

LENSAR
CATARACT LASER WITH AUGMENTED REALITY

- Converted debt to equity in May 2017
  - Ability to utilize $116.5 million in NOLs
    - PDL utilized approximately $45.3 million in LENSAR NOLs in 2017 and 2018 resulting in cash tax savings of approximately $14.2 million.
  - Consider an exit when shareholder value is maximized
- A leading global developer and manufacturer of femtosecond lasers (FLS) for refractive cataract surgery
- Cataract surgery is the No. 1 surgical procedure globally by volume
  - FLS procedures to grow ~7.5% per year through 2021
- 82 employees primarily in Orlando headquarters
- Appointments of three Board members: two ophthalmic KOLs—William Link, Ph.D. and Richard Lindstrom, M.D.; and a senior healthcare executive, Gary Winer
- Strategic rationale:
  - Good company and capable team in need of capital and targeted execution to deliver the potential of its market leading technology and systems


LENSAR

PDL

LENSAR Highlights

Large and Growing Market

- >27 million cataract surgeries estimated in 2018
- Integrating preop diagnostics to wirelessly transmit patient measurement data driving growth by improving efficiencies and delivering better outcomes
- 60-70% of cataract patients have visually significant astigmatism while only ~10% is being treated. Unmet need with significant market opportunity

Leading Technology Platform

- Widely recognized as the technology innovator, LENSAR has continued to evolve with 8 relevant clearances in the past 3 years
- Data presented at ASCRS (May 2019) demonstrated significant patient outcome improvement in reducing total astigmatism utilizing LENSAR system.
- Proprietary technology: IntelliAxis Refractive Suite addresses need for precise tools to manage astigmatism to provide more LASIK-like outcomes to cataract surgery patients

Compelling Business Model

- Recurring revenue business model with global KOL support
- Strong value proposition for customers as the only true independent platform compatible with multiple topographers and all IOL manufacturers
- ~190 systems in place with >310,000 cataract procedures performed

Positioned for Growth

- Secured ~10% global market share in systems and ~15% of procedures performed with FLS in cataract surgery with limited sales and marketing resources
- Strong international growth, in particular in Asia (India, S. Korea, China)
- Consolidated LENSAR's services and access to surgeon customers by acquiring Precision Eye Services laser business

PDL®

NODEN PHARMA

Noden Pharma Overview


Tekturna
(aliskiren)
Tablets
150 mg
Tekturna
(aliskiren)
Tablets
300 mg

- Noden Pharma and Tekturna®/Rasilez® (aliskiren) were PDL's first operational acquisitions in July 2016
- Strategic rationale:
  - Build a global, nimble commercial platform around a differentiated but neglected, niche cardiovascular product
  - Terms were hedged to provide some protection against generic entrant
- Tekturna® has a unique mode of action as the only approved direct renin inhibitor for the management of hypertension[1]. It may be an alternative to ACEIs and ARBs, especially for intolerant patients
  - 17% of ACEI patients and 11% of ARB patients discontinue therapy due to adverse events [2], representing ~6 million patients in the U.S.

1) U.S. Product Information: Not for use with ACE inhibitors or ARBs in patients with diabetes or renal impairment, pregnant women and pediatric patients below age 6.
2) Source: Thomopoulos et al., J Hypertension 2016; 34:1921-1932

PDL

Noden: Continued Focus on Profitability

- Actions to increase the profitability of Tekturna® in the U.S. and mitigate the impact of generic competition include:
  - Launching authorized generic (AG) version of Tekturna (aliskiren) through Prasco Laboratories in anticipation of generic competition from Anchen Pharmaceuticals
    - Prasco has captured an estimated 65% share of the generic market
  - Discontinued contract sales force in August 2018 resulting in savings of $3.5 to $4 million per quarter
  - Terminating all promotional efforts in the 2H-2019 and restructuring U.S. team
- Imminent launch of Rasilez in China through partner Lee's Pharmaceutical Holdings
- Noden GAAP net income of $5.6 million in Q1-2019

Royalty Portfolio

Projected Cash Flows from Royalties from 2019 to 2026

Cumulative cash flows expected to exceed $550 million



$ 100
$ 90
$ 80
$ 70
$ 60
$ 50
$ 40
$ 30
$ 20
$ 10
$
Annual Cash Royalties ($ millions)
$ 700
$ 600
$ 500
$ 400
$ 300
$ 200
$ 100
$
Cumulative Cash Royalties ($ millions)
2018A
2019E
2020E
2021E
2022E
2023E
2024E
2025E
2026E
Year
Depomed
U of M - Cerdelga
AcelRx
Viscogliosi Brothers
Kybella
Total Cumulative

Note: Based upon royalty cash flow forecasts as of March 31, 2019. Actual results may vary.

Financials

First Quarter 2019 Financials ($ millions)

Key Points

- Q1-2019 revenue of $38.9 million
- Q1-2019 product revenues increased by 14% vs. Q1-2018
- Product revenues make up 69% of Q1-2019 revenues
- Cash flows from royalty deals:
  - $12.3 million in Q1-2019
- Q1-2019 GAAP net income of $6.7 million
- Q1-2019 Non-GAAP net income of $11.9 million



Revenues
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
Product revenue, net
Royalty rights
Queen royalties/Other
Total revenues
Q1 2019
Q1 2018



Net Income
$15.0
$13.0
$11.0
$9.0
$7.0
$5.0
$3.0
$1.0
$(1.0)
GAAP
Non-GAAP
Q1 2019
Q1 2018

See appendix for GAAP to Non-GAAP reconciliation

PDL

Strong Balance Sheet

PDL's strong balance sheet gives us flexibility to consider strategic opportunities that support our acquisition strategy and share repurchase program.

	March 31, 2019 ($ in millions)
Major Assets:	
Cash & cash equivalents	**$366**
Royalty rights - at fair value	**$376**
Debt:	
2.75% Convertible debt – due 12/2021 ($3.81 conversion price)[1]	**$150**

~$216 million net cash on balance sheet
~55% of market capitalization

1) PDL entered into a capped call transaction to offset potential dilution subject to a cap of $4.88.

PDL

Share Repurchase Programs

- Announced a $100 million share repurchase program on September 24, 2018
  - As of May 9, 2019, used $80.3 million to repurchase ~24.5 million shares at an average price of $3.27 per share
  - $19.7 million remaining under $100 million plan initiated less than one year ago
- Repurchased $55 million in shares pursuant to two prior share repurchase programs in 2017 and 2018
  - 22.1 million shares at an average repurchase share price of $2.49
- Share repurchase program implemented to create value to shareholders given the significant discount of PDL's stock price to its book value
- Maintain substantial cash position to execute on future investment opportunities

PDL

Why Invest in PDLI?

Strongly positioned to execute new growth strategy
Strong balance sheet & cash flow generation

Executing strategy of building portfolio of actively managed healthcare assets with growth potential

Accomplished executive team with the necessary expertise

Significant purchasing power with $366 million in cash on the balance sheet

>$550 million in cash flows expected from royalty payments through 2026

Flexibility/ability to monetize current portfolio of assets to fund strategy

Capital allocation balances investing in the business and share repurchases

Committed to creating shareholder value and closing the valuation gap

PDL

PDL®

Appendix

GAAP to Non-GAAP Reconciliation

(in thousands)	Three Months Ended March 31, 2019	2018
GAAP net income attributed to PDL's shareholders as reported	$ 6,680	$ 1,602
Adjustments:		
Mark-to-market adjustment to fair value assets	363	7,532
Non-cash interest revenues	-	(74)
Non-cash stock-based compensation expense	1,169	957
Non-cash debt offering costs	1,923	2,132
Non-cash depreciation and amortization expense	1,128	1,004
Mark-to-market adjustment on warrants held	33	(71)
Amortization of the intangible assets	1,572	6,293
Mark-to-market adjustment of contingent consideration	-	(600)
Income tax effect related to above items	(1,013)	(4,666)
Total adjustments	5,175	12,507
Non-GAAP net income	$ 11,855	$ 14,109

PDL